UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 8, 2010

                             Atomic Paintball, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                      Texas
                                      -----
                 (State or other jurisdiction of incorporation)



        000-52856                                               75-2942917
---------------------------                                    -------------
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

                        501 Trophy Lake Drive, Suite 314,
                         PMB 106, Trophy Club, TX 76262
                        ---------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: 817-491-4955

                              _________n/a_________
                              ---------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.03 Bankruptcy or Receivership.

On June 30, 2009, Atomic Paintball, Inc. ("the Company") filed a voluntary petition for relief in the United States Bankruptcy Court, Northern District of Texas, Dallas District under Chapter 7 of Title 7 of the U.S. Bankruptcy Code, case number 09-34008-7.

Pursuant to an Unopposed Amended Motion Pursuant toss.ss.105, 501, and 502 and Fed. R. Bankr. P. 9019 for an Order Approving a Settlement ("the Motion"), the following actions are being or have been taken:

     1. David J. Cutler resigned as the Chief Executive Officer and Chief Financial Officer of the Company, effective December 31, 2009, and Mr. Mark Dominey was appointed Chief Executive Officer, President and Chief Financial Officer, effective December 31, 2009.

     2. That David J. Cutler has surrendered 3,530,255 shares of the common stock of the Company.

     3. That David J. Cutler be released and discharged of from all claims by the Company and that the Company is released and discharged from all claims by Mr. Cutler.

     4. That Don Mark Dominey was appointed to the Board of Directors of the Company, effective immediately.

     5. That effective 10 days after the mailing of the Information Statement Pursuant to Section 14(f) of the Securities and Exchange Act of 1934, David Cutler has resigned as a director of the Company and Mr. Stephen Weathers is appointed a director of the Company. The Information Statement Pursuant to Section 14(f) was mailed to the Company's shareholders of record on January 8, 2010.

The Bankruptcy will be dismissed by the Court upon completion of the above items and other minor administrative details.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Item 5.01 Changes in Control of Registrant.

Pursuant to the Motion, discussed in Item 1.03, above, David J. Cutler, a former officer and majority shareholder of the Company will return 3,530,255 shares of the Company's common stock held by him to the Company, to be retired to treasury.

Prior to the return of the common shares, the Company had 7,488,804 shares of common stock issued and outstanding, of which Mr. Cutler held 3,925,724 shares representing approximately 52% of the issued and outstanding shares of common stock.

After the return of the shares, the Company will have 3,958,549 shares of common stock issued and outstanding. Mr. Cutler will retain 395,469 shares of the


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Company's  common  stock,   approximately   10%  of  the  Company's  issued  and
outstanding common stock, at that time.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Resignation and Appointment

Effective December 31, 2009, David J. Cutler resigned as the Chief Executive Officer, Chief Financial Officer of the Company.

Effective December 31, 2009, Don Mark Dominey was appointed the Chief Executive Officer, Chief Financial Officer and a director of the Company.

Don Mark Dominey, is currently employed by a major network equipment vendor but is not an officer, director, or principal shareholder there. Mr. Dominey has been responsible for vision, strategy, and alignment in technologies and services between the major network equipment vendor and a large global outsourcing company. Mr. Dominey has worked for the major network equipment provider for over a dozen years and has served as engineer, architect, alliance manager, and business development manager. In his work, Mr. Dominey is directly responsible for developing joint network architectures and solutions that address critical business needs for the services provider while meeting or exceeding customer requirements.

Director Resignations, Appointment and Nominations

Effective  December  31,  2009,  Mr. Don Mark  Dominey was  appointed  the Chief
Executive Officer, Chief Financial Officer and a Director of the Company. His biographical information has been provided above.

Effective  10 days after the  mailing of a  Information  Statement  Pursuant  to
Section 14(f)of the Securities and Exchange Act of 1934, David Cutler has resigned as a director of the Company and Mr. Stephen Weathers is appointed a director of the Company.

Stephen W. Weathers, a director nominee, earned his B. S. in Geology from Boise State University. He has worked as an environmental geologist both in the mining industry and oil and gas industry. His duties included permitting, environmental compliance, environmental remediation/reclamation and natural gas asset acquisitions both in the United States and Canada. Mr. Weathers worked for Maxxim Environmental/Terracon from 1997 through 1999 and presently works in the environmental remediation division for a Duke Energy Field Services which is a natural gas processing company (1999-2002). Mr. Weathers serves as a director of Sun River Energy, Inc. since 2002. He was a director of Industrial Minerals, Inc. from 2002 - 2007.





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


                             SECTION 8 - OTHER ITEMS

Item 8.01 Other Items

Release of Debt

As discussed in Item 1.03, above, Mr. Cutler, as part of the Motion, entered into a Release Agreement with the Company. As part of the Release Agreement, Mr. Cutler has released the Company from payment of outstanding amounts owed to him totaling approximately $168,060.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.



     Exhibit No.                                         Description
            10.1      Authorization for Implementation of Settlement Agreement*
            10.2      Court Order*
--------------------
*Filed herewith










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             ATOMIC PAINTBALL, INC.
                          ----------------------------
                                  (Registrant)

                          Dated: January 11, 2010


                           /s/ Don Mark Dominey
                          --------------------------------------------
                          Don Mark Dominey, Chief Executive Officer























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